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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 14, 2007

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                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                              0-20853                   04-3219960
(State or Other Jurisdiction of         (Commission File Number)        (I.R.S. Employer
Incorporation or Organization)                                         Identification No.)

         275 Technology Drive, Canonsburg, PA                               15317
       (Address of Principal Executive Offices)                          (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Item 8.01  Other Events and Required FD Disclosure

      On May 14, 2007, ANSYS, Inc. issued a press release announcing a stock split in the form of a stock dividend. A copy of the press release is attached as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits



              Exhibit
              Number       Description
              ------       --------------------------------------------------

              99.1         Press Release of the Registrant dated May 14, 2007

                                    SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ANSYS, INC.
                                            (Registrant)


Date:  May 14, 2007                         By:  /s/ SHEILA S. DINARDO

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                                            Vice President, General Counsel and
                                            Secretary